                                                                    Exhibit 99.1

COMPUTER HORIZONS CORP.

FOR IMMEDIATE RELEASE

          COMPUTER HORIZONS ANNOUNCES SALE OF COMMERCIAL SERVICES UNIT

Mountain Lakes, NJ, November 8, 2006 - Computer Horizons Corp. (Nasdaq: CHRZ), a
strategic solutions and professional services company, today announced it signed a definitive  agreement to sell its Commercial  Services business to TEKsystems,
Inc.(R) ("TEKsystems"),  a wholly-owned subsidiary of Allegis Group, Inc. (R), a privately-held  staffing and services  firm.  The  transaction  is valued at $57 million  for  substantially  all  of the  assets  of  the  Commercial  business, excluding cash and cash equivalents and approximately  $7.7 million related to a tax asset due to CHC by the Quebec  government.  The Board of  Directors  of CHC unanimously  approved the sale.  The  transaction is expected to be completed in the first  quarter  of 2007 and is  subject  to  customary  closing  conditions, including approval of CHC's shareholders and regulatory clearances.

TEKsystems, headquartered in Hanover, Maryland, is a $2.1 billion global provider of technology execution services. The Company's core ability to deploy high-caliber IT and communications expertise across a full portfolio of service offerings including Staffing Services, Team Services, Workforce Management
Services, and Component Services is unequaled. TEKsystems has over 90 offices throughout the United States, Canada, and Europe, and more than 20,000 IT and communications professionals supporting over 2,800 clients.

Dennis Conroy, president and chief executive officer of Computer Horizons Corp., said, "I am pleased to announce the sale of CHC's Commercial division to
TEKsystems. We believe the combination of the businesses will yield great synergies and we are confident that our shareholders, customers and employees alike, will benefit from this transaction."

Keith Bozeman, president of TEKsystems, commented, "We are very excited about the opportunity to add superior value for our customers and Technical
Professionals through this acquisition and to welcome aboard many talented individuals from CHC to our high-performance team."

Computer Horizons expects to schedule a Special Meeting of its Shareholders during the first quarter of 2007 for the purpose of obtaining shareholder approval for this transaction, as well as to obtain the approval for the sale of
CHC's Chimes unit to Axium International, previously announced on October 18,
2006. The Special Meeting of Shareholders will be announced in the Company's proxy filing with the Securities and Exchange Commission.

The corporate entity, Computer Horizons Corp., will ultimately be liquidated after among other things, a full transition to the new Chimes and Commercial owners and a wind down of corporate assets and people not included in these two transactions, which is expected to include significant costs. The net gain on the various transactions will result in the payment of a relatively minimal amount of taxes due to the significant tax loss carryforwards. The Company will be reviewing alternatives on liquidation and further detail will be disclosed in the Company's preliminary proxy statement scheduled to be filed this month with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement when it becomes available, because it will contain important information. Jefferies Broadview served as financial advisor to Computer Horizons.

The Company has scheduled its Annual Meeting for December
20, 2006. The corresponding record date is November 15, 2006.

Computer Horizons Corp. will postpone its third quarter 2006 results announcement and related conference call, originally scheduled for today, until
Thursday, November 9, 2006. The conference call will be held at 3:00 PM (ET), will be broadcast live via the Internet and can be accessed at
http://www.computerhorizons.com (click on investor section). A replay of the call will be available beginning at approximately 8:00 PM (ET) Thursday, through
12:00 AM (ET) on November 19, 2006. The replay may also be accessed via the
Internet at www.computerhorizons.com (click on investor section), or by calling
877-519-4471 (973-341-3080 from outside the United States). The confirmation code is 8092435.

ABOUT ALLEGIS GROUP Founded in 1983, Allegis Group is the world's largest privately held staffing company, the second largest in the United States and the sixth largest in the world based on revenue. (Staffing Industry Report, 2005)
Allegis Group has 8,000 corporate employees and more than 2,600 dedicated recruiters across all operating companies. Respected as a leader in the staffing industry, Allegis Group has approximately 80,000 active contract employees and more than 250 offices in the U.S., Canada, and Europe.

ABOUT TEKSYSTEMS
Headquartered in Hanover, Maryland, TEKsystems is a member of Allegis Group, a privately held network of staffing and services companies. TEKsystems is the world's premier provider of technology execution services and is best known for its ability to help businesses implement their technology, whether it's simply providing an individual or services of greater scope including those in support of a discrete project. Ranked by IT Services Business Report as the nation's largest IT staffing firm, TEKsystems has grown to become a multibillion-dollar company by blending superior client service with an unrivaled ability to source and manage talent to precise specifications. TEKsystems core ability to deploy high-caliber IT and communications expertise across a full portfolio of service offerings including Staffing Services, Team Services, Workforce Management
Services, and Component Services is unequaled. Visit TEKsystems at
http://www.teksystems.com.

ABOUT COMPUTER HORIZONS
Computer Horizons Corp. (Nasdaq: CHRZ) provides professional information technology (IT) services to a broad array of vertical markets, including financial services, healthcare, pharmaceutical, telecom, consumer packaged goods. For more information on Computer Horizons, visit
WWW.COMPUTERHORIZONS.COM.

FORWARD-LOOKING STATEMENTS
THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE
SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.
IN SOME CASES, FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY WORDS SUCH AS
"BELIEVE," "EXPECT," "ANTICIPATE," "PLAN," "POTENTIAL," "CONTINUE" OR SIMILAR
EXPRESSIONS. FORWARD-LOOKING STATEMENTS ALSO INCLUDE THE ASSUMPTIONS UNDERLYING
OR RELATING TO ANY OF THE FOREGOING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS
ARE BASED UPON CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF
FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT
LIMITED TO, RISKS ASSOCIATED WITH UNFORESEEN TECHNICAL DIFFICULTIES, THE ABILITY
TO MEET CUSTOMER REQUIREMENTS, MARKET ACCEPTANCE OF SERVICE OFFERINGS, CHANGES
IN TECHNOLOGY AND STANDARDS, THE ABILITY TO COMPLETE COST REDUCTION INITIATIVES,
DEPENDENCIES ON CERTAIN TECHNOLOGIES, DELAYS, MARKET ACCEPTANCE AND COMPETITION,
AS WELL AS OTHER RISKS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION, PRESS RELEASES AND OTHER COMMUNICATIONS.
ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE ARE BASED ON
INFORMATION AVAILABLE TO THE COMPANY ON THE DATE HEREOF. THE COMPANY UNDERTAKES
NO OBLIGATION (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION) TO UPDATE
FORWARD-LOOKING STATEMENTS MADE IN THIS PRESS RELEASE TO REFLECT EVENTS OR
CIRCUMSTANCES AFTER THE DATE OF THIS PRESS RELEASE OR TO UPDATE REASONS WHY
ACTUAL RESULTS WOULD DIFFER FROM THOSE ANTICIPATED IN SUCH FORWARD-LOOKING
STATEMENTS.

Corporate Contacts:   David Reingold/Lauren Felice
                      Investor Relations, Marketing
                      Computer Horizons Corp. (973) 299-4105/4061
                      DREINGOLD@COMPUTERHORIZONS.COM
                      LFELICE@COMPUTERHORIZONS.COM

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